UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2013

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 363-4900

2115 Linwood Avenue, Suite 100

Fort Lee, New Jersey 07024

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 14, 2013, ORBCOMM Inc. (the “Company”) released its earnings for the fourth quarter of 2012 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. The press release is attached herewith as Exhibit 99 and is incorporated herein by reference. In addition, the Company will discuss its financial results during a webcast and teleconference call Thursday, March 14, 2013 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company’s website at www.orbcomm.com.

The information contained in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

EBITDA is defined as earnings attributable to the Company before interest income (expense), provision for income taxes and depreciation and amortization. The Company believes EBITDA is useful to its management and investors in evaluating operating performance because it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance. It also helps the Company’s management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, the Company’s management uses EBITDA in presentations to the Company’s board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company’s annual operating budget. The Company also believes that EBITDA, adjusted for stock-based compensation expense, noncontrolling interests, impairment charges and loss on disposition of other investment in Alanco (Adjusted EBITDA), is useful to investors to evaluate the Company’s core operating results and financial performance and its capacity to fund capital expenditures, because it excludes items that are significant non-cash expenses reflected in the consolidated statements of operations. EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While the Company considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net income (loss) or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99	Press Release of the Company dated March 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By	/s/ Robert G. Constantini
Name: Robert G. Costantini
Title: Executive Vice President and Chief Financial Officer

Date: March 14, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of the Company dated March 14, 2013.